EXHIBIT 10.13

REGISTRATION RIGHTS AGREEMENT

OrbiMed Royalty Opportunities II, LP

c/o OrbiMed Advisors LLC

601 Lexington Ave., 54th Floor

New York, NY 10022

ROS Acquisition Offshore LP

c/o OrbiMed Advisors LLC

601 Lexington Ave., 54th Floor

New York, NY 10022

Ladies and Gentlemen:

Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to OrbiMed Royalty Opportunities II, LP and ROS Acquisition Offshore LP (the “Purchasers”) convertible senior notes due 2021 in the aggregate principal amount of $67,145.00 (the “Notes”), upon the terms set forth in the Securities Purchase Agreements among the Company, each of the Purchasers, dated January 16, 2017 (the “Purchase Agreements”). Upon a conversion of each Note at the option of the holder thereof, the Company will be required to deliver shares of common stock of the Company, $0.000001 par value per share (the “Common Stock”). To induce the Purchasers to enter into the Purchase Agreements and to satisfy the Company’s obligations thereunder, the holders of the Notes will have the benefit of this registration rights agreement (this “Agreement”) pursuant to which the Company agrees with the Purchasers for the benefit of the Purchasers and for the benefit of the holders (the “Holders”) from time to time of the Registrable Securities (as defined below), as follows:

1.           Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Additional Interest” has the meaning set forth in Section 7.

“Affiliate” has the meaning set forth in Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the preamble hereto.

“Broker-Dealer” means any broker or dealer registered as such under the Exchange Act.

“Business Day” has the meaning set forth in the Notes.

“Close of Business” has the meaning set forth in the Notes.

“Closing Date” means the date hereof.

“Company” has the meaning set forth in the preamble hereto.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the preamble hereto.

“Control” has the meaning set forth in Rule 405 under the Securities Act, and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Conversion Date” has the meaning set forth in the Notes.

“Deferral Period” has the meaning indicated in Section 3(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“FINRA Rules” means the Conduct Rules and the By-Laws of the Financial Industry Regulatory Authority, Inc.

“Holder” has the meaning set forth in the preamble hereto.

“Losses” has the meaning set forth in Section 5(d).

“Majority Holders” means, on any date, Holders of Registrable Securities that represent a majority of the shares of Common Stock that underlie (or were issued upon conversion of) the Notes and whose offer and sale is registered under the Shelf Registration Statement.

“Managing Underwriters” means the investment bank(s) and manager(s) that administer an underwritten offering, if any, conducted pursuant to Section 6.

“Maturity Date” has the meaning set forth in the Notes.

“Notes” has the meaning set forth in the preamble hereto.

“Notice and Questionnaire” means a written notice delivered to the Company substantially in the form attached as Annex A hereto.

“Notice Holder” means, on any date, any Holder that has delivered a completed Notice and Questionnaire to the Company on or before such date.

“Prospectus” means a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes and the shares of Common Stock covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Purchase Agreements” has the meaning set forth in the preamble hereto.

“Purchasers” has the meaning set forth in the preamble hereto.

“Registrable Securities” means the Notes initially sold to the Purchasers pursuant to the Purchase Agreements and the shares of Common Stock issuable upon conversion of such Notes, and any securities into or for which such Notes or shares have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event; provided, however, that each such security will cease to constitute Registrable Securities upon the earliest to occur of (i) such security being sold pursuant to a registration statement that is effective under the Securities Act; and (ii) such security ceasing to be outstanding.

“Registration Default” has the meaning set forth in Section 7.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shelf Registration Period” has the meaning set forth in Section 2(b).

“Shelf Registration Statement” means a “shelf” registration statement of the Company prepared pursuant to Section 2 that covers the resale, from time to time pursuant to Rule 415 under the Securities Act (or any successor thereto), of some or all of the Registrable Securities on an appropriate form under the Securities Act, including all post-effective and other amendments and supplements to such registration statement, the related Prospectus, all exhibits thereto and all material incorporated by reference therein.

“Trading Day” has the meaning set forth in the Notes.

“Underwriter” means any underwriter of Registrable Securities for an offering thereof under the Shelf Registration Statement.

2.           Shelf Registration. (a) The Company will file with the Commission a Shelf Registration Statement (which, initially, will be on Form S-1 and, as soon as the Company is eligible, will be on Form S-3) providing for the registration of the offer and sale, from time to time on a continuous or delayed basis, of the Registrable Securities by the Holders in accordance with the methods of distribution elected by such Holders, pursuant to Rule 415 under the Securities Act (or any successor thereto) and will use its best efforts to cause such Shelf Registration Statement to become effective under the Securities Act no later than the one hundred and eightieth (180th) day after the Closing Date.

(b)          The Company will use its best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act, in order to permit the related Prospectus to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement becomes effective to, and including, the earlier of (i) the sixtieth (60th) Trading Day immediately following the Maturity Date (subject to extension for any suspension of the effectiveness of the Shelf Registration Statement during such sixty (60) Trading Days immediately following the Maturity Date); and (ii) the date upon which no Registrable Securities are outstanding and constitute “restricted securities” (as defined in Rule 144 under the Securities Act).

(c)          The Company will cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)          Subject to applicable law, the Company will provide written notice to the Holders of the anticipated effective date of the Shelf Registration Statement at least ten (10) Business Days before such anticipated effective date. Each Holder, in order to be named in the Shelf Registration Statement at the time of its initial effectiveness, will be required to deliver a Notice and Questionnaire and such other information as the Company may reasonably request in writing, if any, to the Company on or before the fifth (5th) day before the anticipated effective date of the Shelf Registration Statement as provided in the notice. Subject to Section 3(i), from and after the effective date of the Shelf Registration Statement, the Company will, as promptly as is practicable after the date a Holder’s Notice and Questionnaire is delivered, but in no event after the tenth (10th) day after such date, (i) file with the Commission an amendment to the Shelf Registration Statement or prepare and, if permitted or required by applicable law, file a supplement to the Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that such Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus, and so that such Holder is permitted to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law (except that the Company will not be required to file more than one supplement or post-effective amendment in any thirty (30) day period in accordance with this Section 2(d)(i)) and, in the case of a post-effective amendment to the Shelf Registration Statement, the Company will use its best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable; (ii) provide such Holder, upon request, copies of any documents filed pursuant to Section 2(d)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i); provided, however, that if such Notice and Questionnaire is delivered during a Deferral Period, then the Company will so inform the Holder delivering such Notice and Questionnaire and will take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(i). Notwithstanding anything to the contrary herein, the Company need not name any Holder that is not a Notice Holder as a selling securityholder in the Shelf Registration Statement or Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to this Section 2(d) (whether or not such Holder was a Notice Holder at the effective date of the Shelf Registration Statement) will be named as a selling securityholder in the Shelf Registration Statement or Prospectus in accordance with this Section 2(d).

3.           Registration Procedures. The following provisions will apply in connection with the Shelf Registration Statement.

(a)          The Company will:

(i)          furnish to the Purchasers and to counsel for the Notice Holders, not less than five (5) Business Days before the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereto and each amendment or supplement, if any, to the Prospectus (other than amendments and supplements that do nothing more than name Notice Holders and provide information with respect thereto and other than filings by the Company under the Exchange Act) and will use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Purchasers reasonably propose within three (3) Business Days of the delivery of such copies to the Purchasers; and

(ii)         include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company in Notices and Questionnaires as necessary to permit such distribution by the methods specified therein.

(b)          The Company will ensure that:

(i)          the Shelf Registration Statement and any amendment thereto, and any Prospectus and any amendment or supplement thereto, comply in all material respects with the Securities Act; and

(ii)         the Shelf Registration Statement and any amendment thereto do not, when each becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)          The Company will advise the Purchasers, the Notice Holders and any Underwriter that has provided in writing to the Company a telephone or email or other address for notices, and confirm such advice in writing, if requested (which notice pursuant to clauses (ii) to (v), inclusive, below will be accompanied by an instruction to suspend the use of the Prospectus until the Company has remedied the basis for such suspension):

(i)          when the Shelf Registration Statement and any amendment thereto have been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)         of any request by the Commission for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information;

(iii)        of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the institution or threatening of any proceeding for that purpose;

(iv)        of the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Stock included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

(v)         of the happening of any event that requires any change in the Shelf Registration Statement or the Prospectus so that they do not contain any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)          The Company will use its best efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as practicable the withdrawal thereof.

(e)          Upon request, the Company will furnish, in electronic or physical form, to each Notice Holder, without charge, one copy of the Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if a Notice Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f)          During the Shelf Registration Period, the Company will promptly deliver to each Purchaser, each Notice Holder, and any sales or placement agents or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including the preliminary Prospectus, if any) relating to the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. Subject to the restrictions set forth in this Agreement, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Registrable Securities.

(g)          Before any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company will arrange for the qualification of the Registrable Securities for sale under the laws of such U.S. jurisdictions as any Notice reasonably requests and will maintain such qualification in effect so long as required; provided, however, that in no event will the Company be obligated by this Agreement to qualify to do business or as a dealer of securities in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in suits in any jurisdiction where it is not then so subject. If, at any time during the Shelf Registration Period, the Registrable Securities are not “covered securities” within the meaning of Section 18 of the Securities Act, then the Company will arrange for such qualification (subject to the proviso of the immediately preceding paragraph) in each U.S. jurisdiction of residence of each Notice Holder.

(h)          Upon the occurrence of any event contemplated by subsections (c)(ii) to (v), inclusive, above, the Company will promptly (or within the time period provided for by Section 3(i), if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus or file any other required document so that the Shelf Registration Statement and the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(i)          Upon the occurrence or existence of any pending corporate development, public filings with the Commission or any other material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the Prospectus, the Company will give notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration Statement is suspended and, upon receipt of any such notice, each Notice Holder agrees: (i) not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder receives copies of the supplemented or amended Prospectus provided for in Section 3(i), or until it is advised in writing by the Company that the Prospectus may be used; and (ii) to hold such notice in confidence. Except in the case of a suspension of the availability of the Shelf Registration Statement and the Prospectus solely as the result of filing a post-effective amendment or supplement to the Prospectus to add additional selling securityholders therein, the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the “Deferral Period”) will not exceed an aggregate of (A) thirty (30) days (or, if the Shelf Registration Statement is on Form S-1 (or any successor thereto), sixty (60) days) in any calendar quarter; or (B) sixty (60) days (or, if the shelf registration statement is on Form S-1 (or any successor thereto), ninety (90) days) in any calendar year.

(j)          The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its securityholders an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than forty five (45) days after the end of the twelve (12) month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

(k)          The Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement in order to comply with the Securities Act. The Company may exclude from the Shelf Registration Statement the Registrable Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving a request from the Company for such information.

(l)          Subject to Section 6, the Company will enter into customary agreements (including, if requested by the Majority Holders, an underwriting agreement in customary form that, for the avoidance of doubt, will provide for customary representations and warranties, legal opinions, comfort letters and other documents and certifications) and take all other necessary actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain customary indemnification provisions and procedures.

(m)         Subject to Section 6, for persons who are or may be “underwriters” with respect to the Registrable Securities within the meaning of the Securities Act and who make appropriate requests for information to be used solely for the purpose of taking reasonable steps to establish a due diligence or similar defense in connection with the proposed sale of such Registrable Securities pursuant to the Shelf Registration, the Company will:

(i)          make reasonably available during business hours for inspection by the Holders, any Underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such Underwriter all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries; and

(ii)         cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement as is customary for similar due diligence examinations.

(n)          In the event that any Broker-Dealer underwrites any Registrable Securities or participates as a member of an underwriting syndicate or selling group or “participates in an offering” (within the meaning of the FINRA Rules) thereof, whether as a Holder or as an underwriter, placement, sales agent or broker or dealer in respect thereof, or otherwise, the Company will, upon the reasonable request of such Broker-Dealer, comply with any reasonable request of such Broker-Dealer in complying with the FINRA Rules.

(o)          The Company will use its best efforts to take all other steps necessary to effect the registration of the offer and sale of the Registrable Securities covered by the Shelf Registration Statement.

4.          Registration Expenses. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3. The Company will reimburse the Purchasers and the Holders for the reasonable fees and disbursements of one firm or counsel (which may be a nationally recognized law firm experienced in securities matters designated by the Majority Holders) to act as counsel for the Holders in connection therewith.

5.            Indemnification and Contribution.

(a)         The Company agrees to indemnify and hold harmless each Holder, the directors, officers, employees, Affiliates and agents of each Holder and each person who Controls any Holder against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein.

The Company also agrees to provide customary indemnities to, and to contribute as provided in Section 5(d) to Losses of, any underwriters of the Registrable Securities, their officers, directors and employees and each Person who Controls such underwriters to the same extent as provided herein with respect to the Holders.

(b)          Each Holder of securities covered by the Shelf Registration Statement (including each Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company, each of the Company’s directors, each of the Company’s officers who sign the Shelf Registration Statement and each person who Controls the Company, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be acknowledged by each Notice Holder that is not a Purchaser in such Notice Holder’s Notice and Questionnaire and will be in addition to any liability that any such Notice Holder may otherwise have.

(c)          Promptly after receipt by an indemnified party under this Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b), as applicable, above unless and to the extent it has been materially prejudiced through the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b), as applicable, above. If any action is brought against an indemnified party and it has notified the indemnifying party thereof, the indemnifying party will be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case, the indemnifying party will not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties, except as set forth below); provided, however, that such counsel will be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party will have the right to employ separate counsel (including local counsel), and the indemnifying party will bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party has authorized the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party will not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one (1) separate law firm (in addition to any local counsel) for all indemnified persons. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of any such indemnified party.

(d)          In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party will have a several, and not joint, obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending such losses, claims, damages, liabilities or actions) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the offering of the Registrable Securities and the Shelf Registration Statement that resulted in such Losses; provided, however, that in no case will any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement that resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, then the indemnifying party and the indemnified party will contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions, or alleged statements or omissions, that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company will be deemed to be equal to the total net proceeds from the offering of the Notes (before deducting expenses). Benefits received by any Holder will be deemed to be equal to the value of having the offer and sale of such Holder’s Registrable Securities registered under the Securities Act pursuant to the Shelf Registration Statement and hereunder. Benefits received by any underwriter will be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus relating to the Shelf Registration Statement that resulted in such Losses. Relative fault will be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission or alleged untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding anything to the contrary in this Section 5(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who Controls a Holder and each director, officer, employee, Affiliate and agent of such Holder will have the same rights to contribution as such Holder, and each person who Controls the Company, each officer of the Company who signed the Shelf Registration Statement and each director of the Company will have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 5(d).

(e)          The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Purchaser or Holder or the Company or any of the indemnified persons referred to in this Section 5, and will survive the sale by a Holder of securities covered by the Shelf Registration Statement.

6.           Underwritten Registrations.

(a)          Notwithstanding anything to the contrary herein, in no event will the method of distribution of Registrable Securities take the form of an underwritten offering without the prior written consent of the Company. Consent may be conditioned on waivers of any of the obligations in Section 3, 4 or 5.

(b)          If any Registrable Securities are to be sold in an underwritten offering, the Managing Underwriters will be selected by the Company, subject to the prior written consent of the Majority Holders, which consent will not be unreasonably withheld.

(c)          No person may participate in any underwritten offering pursuant to the Shelf Registration Statement unless such person: (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

7.           Registration Defaults. If any of the following events shall occur (each, a “Registration Default”), then the Company will pay additional interest on the Notes (“Additional Interest”) as follows:

(a)          if the Shelf Registration Statement has not been filed with the Commission and has not become effective on or before the one hundred and eightieth (180th) day after the Closing Date, then, commencing on the one hundred and eighty first (181st) day after the Closing Date, Additional Interest will accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first 90 days beginning on, and including, such one hundred and eighty first (181st) day and 0.50% per annum thereafter;

(b)          if the Shelf Registration Statement has become effective but ceases to be effective or usable for the offer and sale of the Registrable Securities (other than in connection with (i) a Deferral Period; or (ii) as a result filing a post-effective amendment solely to add additional selling securityholders) at any time during the Shelf Registration Period and the Company does not cure the lapse of effectiveness or usability within ten (10) Business Days (or, if a Deferral Period is then in effect, within ten (10) Business Days after the expiration of such Deferral Period) (or, in the case of filing a post-effective amendment solely to add additional selling securityholders, within ten (10) Business Days after the expiration of the ten (10) day period referred to in Section 2(d), subject to the proviso therein), then Additional Interest will accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first ninety (90) days beginning on, and including, the day following such tenth (10th) Business Day and 0.50% per annum thereafter;

(c)          if the Company, through its omission, fails to name as a selling securityholder any Holder that had complied timely with its obligations hereunder in a manner to entitle such Holder to be so named in (i) the Shelf Registration Statement at the time it first became effective; or (ii) any Prospectus at the time it is filed with the Commission (or, if later, the effective date of the Shelf Registration Statement), then Additional Interest will accrue on the aggregate outstanding principal amount of the Notes held by such Holder at a rate of 0.25% per annum for the first ninety (90) days beginning on, and including, the day following the effective date of such Shelf Registration Statement or the filing of such Prospectus, as applicable, and 0.50% per annum thereafter; and

(d)          if the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i), then, commencing on the day the aggregate duration of Deferral Periods in such period exceeds the number of days permitted in respect of such period, Additional Interest will accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first ninety (90) days beginning on, and including, and including such date, and 0.50% per annum thereafter; provided, however, that (1) upon the filing and effectiveness of the Shelf Registration Statement (in the case of paragraph (a) above), (2) upon such time as the applicable Shelf Registration Statement becomes effective and usable for resales (in the case of paragraph (b) above), (3) upon such time as such Holder is permitted to sell its Registrable Securities pursuant to any Shelf Registration Statement and Prospectus in accordance with applicable law (in the case of paragraph (c) above), (4) upon the termination of the applicable Deferral Period (in the case of paragraph (d) above), or (5) in any case, upon the expiration of the Shelf Registration Period, Additional Interest will cease to accrue on account of the applicable Registration Default (it being understood that nothing in this sentence will prevent Additional Interest from accruing as a result of any other Registration Default during the Shelf Registration Period).

Any Additional Interest due pursuant to this Section 7 will be payable in cash in the same manner and on the same dates as the stated interest payable on the Notes. If any Note ceases to be outstanding during any period for which Additional Interest is accruing, the Company will prorate the Additional Interest payable with respect to such Note.

Additional Interest will not accrue on the Notes at a rate that exceeds 0.50% per annum in the aggregate and will not be payable under more than one clause above for any given period of time, except that if Additional Interest would be payable because of more than one Registration Default, but at a rate of 0.25% per annum under one Registration Default and at a rate of 0.50% per annum under the other, then the Additional Interest rate will be the higher rate of 0.50% per annum.

Notwithstanding anything to the contrary in this Agreement, in no event will Additional Interest accrue on the shares of Common Stock issued upon conversion of the Notes. However, if there exists a Registration Default with respect to the Registrable Securities on the Maturity Date, then, in addition to any Additional Interest otherwise payable, the Company will make a cash payment to each Holder of any outstanding Note as of the Close of Business on the Business Day immediately before the Maturity Date in an amount equal to five percent (5%) of the principal amount of such Note. For purposes of the preceding sentence, Notes that have been converted with a Conversion Date that is on or after January 15, 2021, and on or before the second (2nd) Business Day immediately preceding the Maturity Date will be considered to be outstanding. Accordingly, and for the avoidance of doubt, if a Registration Default exists on the Maturity Date, the payment described in the preceding two sentences will be payable on all Notes outstanding as of the Close of Business on the Business Day immediately preceding the Maturity Date and on all Notes converted with a conversion date that is on or after January 15, 2021, and on or before the second (2nd) Business Day immediately preceding the Maturity Date.

8.           No Inconsistent Agreements. The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the registration rights granted to the Holders herein.

9.           Rule 144A and Rule 144. So long as any Registrable Securities remain outstanding, the Company will file the reports required to be filed by it under Rule 144A(d)(4) under the Securities Act and the reports required to be filed by it under the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder’s Registrable Securities pursuant to Rules 144 and 144A of the Securities Act. The Company covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act pursuant to Rule 144 or Rule 144A (including, without limitation, satisfying the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything to the contrary in this Section 9, nothing in this Section 9 will be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

10.          Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of a majority of the Registrable Securities (determined on an as-converted basis); provided, however, that no amendment, qualification, modification, supplement, waiver or consent with respect to Section 7 will be effective as against any Holder unless consented to in writing by such Holder; provided, further, that this Section 10 may not be amended, qualified, modified or supplemented, and waivers of or consents to departures from this Section 10 may not be given, unless the Company has obtained the written consent of each Purchaser and each Holder.

11.          Notices. All notices and other communications provided for or permitted hereunder will be made in writing by hand-delivery, first-class mail, telex, telecopier, email or air courier guaranteeing overnight delivery:

(a)          if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of the Notice and Questionnaire.

(b)          if to any Purchaser, initially at the address thereof set forth above; and

(c)          if to the Company, initially at its address set forth in the Purchase Agreements.

All such notices and communications shall be deemed to have been duly given when received.

12.         Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

13.         Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders, and the indemnified persons referred to in Section 5. The Company hereby agrees to extend the benefits of this Agreement to any Holder, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

14.         Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

15.         Headings. The section headings used herein are for convenience only and shall not affect the construction or interpretation hereof.

16.         Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT THE TRANSACTION CONTEMPLATED HEREBY.

17.         Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties will be enforceable to the fullest extent permitted by law.

18.         Common Stock Held by the Company, Etc. Whenever the consent or approval of Holders of a specified percentage of securities is required hereunder, securities held by the Company or its Affiliates (other than subsequent Holders thereof if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such securities) will not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Very truly yours,

Xtant Medical Holdings, Inc.

By:	/s/ Daniel Goldberger
Name: Daniel Goldberger
Title: Chief Executive Officer

OrbiMed Royalty Opportunities II, LP

By OrbiMed ROF II LLC, its General Partner

By OrbiMed Advisors LLC, its Managing Member

By:	/s/ W. Carter Neild
Print Name: W. Carter Neild
Title: Member

ROS Acquisition Offshore LP

By OrbiMed Advisors LLC, solely in its capacity as Investment Manager

By:	/s/ W. Carter Neild
Print Name: W. Carter Neild
Title: Member

[Signature Page to PIK Registration Rights Agreement]